SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2003

GEO SPECIALTY CHEMICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	333-70011	34-1708689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

GEO Specialty Chemicals, Inc.

3201 Enterprise Parkway, Suite 490

Cleveland, Ohio 44122

(Address, including Zip Code, of Principal Executive Offices)

216-464-5564

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9.	REGULATION FD DISCLOSURE.

On August 28, 2003, GEO issued the press release that is attached to this Current Report on Form 8-K as Exhibit 99.1. The press release is hereby incorporated in this Item 9 by reference.

This Current Report on Form 8-K is intended to be made solely under Item 9 of Form 8-K, and none of the filing of the press release as Exhibit 99.1, the listing of the press release in the exhibit index, or any other information contained or incorporated by reference in this Current Report on Form 8-K shall render this to be a filing under any item under Form 8-K other than Item 9 thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO SPECIALTY CHEMICALS, INC.

Date: September 2, 2003	By:	/s/ WILLIAM P. ECKMAN
William P. Eckman, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release, dated August 28, 2003